April 15, 2013

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Supplement to Summary and Statutory Prospectuses

dated May 1, 2012

The following information supersedes and replaces the information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation.  Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation ("Mellon Capital"), an affiliate of The Dreyfus Corporation.  The team members are C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.  The team has managed the fund since May 2012.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital.  Mr. Gala is a director and senior portfolio manager at Mellon Capital.  Each member of the team is also an employee of The Dreyfus Corporation.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

The following information supersedes and replaces the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management":

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.  The team has managed the fund since May 2012.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  He has also been employed by Dreyfus since 2007.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.  He has also been employed by Dreyfus since 2007.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  He has also been employed by Dreyfus since 1998.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.